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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 13, 2006

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

    Delaware                      1-9924                     52-1568099
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 (State or other               (Commission                  (IRS Employer
 jurisdiction of               File Number)               Identification No.)
 incorporation)

    399 Park Avenue, New York, New York                             10043
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    (Address of principal executive offices)                      (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item  9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits:

      Exhibit No. Description

      4.01 Second Amended and Restated Declaration of Trust for Enhanced Capital Securities for Citigroup Capital XIV.

      99.01       Opinion regarding certain tax matters.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 17, 2006                       CITIGROUP INC.

                                            By: /s/ Michael J. Tarpley
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                                                Michael J. Tarpley
                                                Assistant Secretary

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                                  EXHIBIT INDEX

Exhibit Number

   4.01 Second Amended and Restated Declaration of Trust for Enhanced Capital Securities for Citigroup Capital XIV.

   99.01      Opinion regarding certain tax matters.

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